UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                     FORM 8K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Report of Event occurring on January 12, 1999


                         Commission File No. 33-55254-42



                        QUANTITATIVE METHODS CORPORATION





            NEVADA                               87-0485310
(State or other jurisdiction             (I.R.S. Employer Identification of
incorporation or organization)                        Number)
3098 S. Highland Drive
Suite 460
Salt Lake City, Utah 84106
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 485-7775

ITEM 1.  Change in Control of Registrant.

Pursuant to an Agreement made and entered into on January 8, 1999 between Quantitative Methods Corporation ("QTTM") a Nevada corporation and SoftGuard Enterprises, Inc., ("SoftGuard") a corporation incorporated under the laws of Canada and the shareholders of SoftGuard, collectively (the "Sellers"), QTTM issued and delivered on January 12, 1999, 7,650,000 shares of its Common Stock bearing a restrictive legend to Sellers, in exchange for which issuance, QTTM acquired all of the outstanding shares of SoftGuard.

The transaction was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof.

Following the above transaction the former shareholders of SoftGuard owned 82% of the outstanding shares of QTTM.

SoftGuard was incorporated on June 23, 1995 to engage in the business of technical product development and marketing of computer software and Internet services. SoftGuard is a development stage enterprise and has had no revenues to date.

Since its formation SoftGuard has been developing technologies for use in the field of information systems management and security. This work has led to the creation of a working prototype of its copyrighted (Canada) Software License Notification system ("SLNS"). The SLNS will enable customer/users to avoid the use of improperly licensed software and provide timely access to product upgrade and security information.

Management expects to be able to expand the SLNS technology to support customer/users in the secure circulation of digital information, including legal documents, memoranda, engineering specifications and sound files.

SoftGuard has submitted a patent application for SLNS to the U.S. Department of Commerce, Patent and Trademark Office. The application has been examined and allowed for issuance as a patent by the Patent and Trademark Office. SoftGuard also has patent applications pending in Canada and the contracting states of the European Patent Convention.

A copy of the Agreement dated January 8, 1999 is attached Exhibit A.

ITEM 2.  Acquisition or Disposition of Assets.

See Item 1.

ITEM 6.  Registration of Directors.

On January 12, 1999 Krista Nielson and Sasha Belliston resigned as officers and directors of Quantitative Methods Corporation. Their resignation letters are attached as Exhibit B.

The following persons have been appointed as directors of the Registrant:
Helga Leuthe
Robert L. Seaman

ITEM 7.  Financial Statements and Exhibits.

Financial statements required to be filed will be filed not later than March 23, 1999.

Any exhibits required to be filed herein and not now included will be filed as an amendment within the allowed time period.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized




                                          Quantitative Methods Corporation

                                  (Registrant)


Date:    January 21, 1999         By:  _______________________________
                                                   Robert L. Seaman
                                                   President




EXHIBIT INDEX


EXHIBIT A:        ITEM 1.           ACQUISITION AGREEMENT

EXHIBIT B:        ITEM 6.           LETTER OF RESIGNATIONS

                                                                    EXHIBIT "A"
                                    AGREEMENT

         THIS AGREEMENT is made this 8th day of January, 1999 by and among Quantitative Methods Corporation, a Nevada corporation, 3098 So. Highland Drive, Suite 460, Salt Lake City, Utah, 84106, hereinafter called "QTTM", Softguard Enterprises Inc., a corporation organized under the laws of the country of Canada, 6200 Taschereau Blvd. East, Suite 203, Brossard, Quebec, Canada, J4W 3J8, hereinafter called "SOFTGUARD", and the shareholders listed on Schedule A attached, hereinafter called "SELLING SHAREHOLDERS".

RECITALS:

         WHEREAS, QTTM desires to acquire 100% of the issued and outstanding shares of the common stock of SOFTGUARD, in exchange for 7,650,000 authorized but unissued shares of the .001 par value common stock of QTTM, pursuant to a plan of reorganization within the meaning of IRC (1986), Section 368(a)(1)(B), as amended; and

         WHEREAS, SELLING SHAREHOLDERS desire to exchange 100% of the issued and outstanding shares of the common stock of SOFTGUARD, currently owned by SELLING SHAREHOLDERS, in exchange for said 7,650,000 shares of QTTM.

         NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

                                    ARTICLE I

                             EXCHANGE OF SECURITIES

         1.01 Issuance of QTTM Shares. Subject to all of the terms and conditions of this Agreement, QTTM agrees to issue to SELLING SHAREHOLDERS 7,650,000 fully paid and nonassessable unregistered shares of QTTM common stock in exchange for 100% of the outstanding SOFTGUARD common stock, 7,650,000 shares, all of which are currently owned by SELLING SHAREHOLDERS.

         1.02 Transfer of SOFTGUARD Shares. In exchange for QTTM's stock being issued to SELLING SHAREHOLDERS as above described, SELLING SHAREHOLDERS shall on the closing date and concurrent with such issuance of QTTM's common stock, deliver to QTTM 100% of the outstanding common stock of SOFTGUARD.

                                   ARTICLE II

                    INDEMNIFICATION OF FINDER / NO AFFILIATE

         2.01 Indemnification of Finder/Broker. Negotiations relative to this Agreement and related transactions have been conducted with the assistance of Capital General Corporation who is acting as a broker, finder and consultant on behalf of QTTM, and Haven Trading Ltd. on behalf of SOFTGUARD and the SELLING SHAREHOLDERS. SOFTGUARD, QTTM and SELLING SHAREHOLDERS agree to hold harmless and indemnify Capital General Corporation and Haven Trading Ltd. and their respective officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the within Agreement or any related transaction or the operation or promotion of SOFTGUARD and/or QTTM or the trading of their shares.

         2.02 No Affiliate. All parties agree that after the exchange of shares as provided above, that neither Capital General Corporation nor any of its officers and directors will have any ongoing or other business relationship with any of the parties to this Agreement, or their officers, directors and promoters, nor any family or other relationships with such, and therefore have no ability to exercise any control or influence over the management and conduct of QTTM's business and therefore are non affiliates of QTTM.

                                   ARTICLE III

                  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                       SELLING SHAREHOLDERS AND SOFTGUARD

SELLING SHAREHOLDERS AND SOFTGUARD hereby represent, agree and warrant that:

         3.01 Organization. SOFTGUARD is a corporation duly organized, validly existing, and in good standing under the laws of Canada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

         3.02 Capital. The authorized capital stock of SOFTGUARD consists of unlimited shares of common stock, of which 7,650,000 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

         3.03 Subsidiaries. SOFTGUARD does not have any subsidiaries.

         3.04 Directors and Officers. Exhibit 3.04 to this Agreement contains the names and titles of all directors and officers of SOFTGUARD as of the date of this Agreement.

         3.05 Financial Statements. Exhibit 3.05 to this Agreement includes the unaudited financial statements of SOFTGUARD as of June 30, 1998.

         3.06 Absence of Changes. Since the date of SOFTGUARD's most recent financial statements included in Exhibit 3.05 there has not been any change in its financial condition or operations, except for changes in the ordinary course of business.

         3.07 Absence of Undisclosed Liabilities. As of the date of SOFTGUARD's most recent balance sheet included in Exhibit 3.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         3.08 Tax Returns. Within the times and in the manner prescribed by law, SOFTGUARD has filed all federal, provincial and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by SOFTGUARD.

         3.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, QTTM and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of SOFTGUARD. SOFTGUARD shall make available to QTTM and/or its attorneys all books and records of SOFTGUARD. If the transaction contemplated hereby is not completed, all documents received by QTTM and/or its attorneys shall be returned to SOFTGUARD and all information so received shall be treated as confidential.

         3.10 Patents, Trade Names and Rights. SOFTGUARD owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

         3.11 Compliance with Laws. SOFTGUARD has complied with, and is not in violation of, applicable federal, provicial or local statutes, laws and regulations affecting its properties or the operation of its business.

         3.12 Litigation. SOFTGUARD is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. SOFTGUARD is not in default with respect to any order, writ, injunction or decree of any federal, provincial, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

         3.13 Authority. The Board of Directors of SOFTGUARD authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement and the transactions contemplated herein.

         3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by SOFTGUARD and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (I) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

         3.15 Full Disclosure. None of the representations and warranties made by SELLING SHAREHOLDERS or SOFTGUARD herein or in any exhibit, certificate or memorandum furnished or to be furnished by SELLING SHAREHOLDERS or SOFTGUARD, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

         3.16 Assets. SOFTGUARD has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 3.05.

         3.17 Indemnification. SELLING SHAREHOLDERS and SOFTGUARD agree to defend and hold QTTM and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that shall be incurred or suffered, which arise out of, result from or relate to any breach of this Agreement or failure by SELLING SHAREHOLDERS or SOFTGUARD to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         3.18 Authority to Exchange. As of the date of this Agreement, SELLING SHAREHOLDERS hold 100% of the shares of SOFTGUARD common stock. Such shares are owned of record and beneficially by SELLING SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge. SELLING SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

         3.19 Investment Intent. SELLING SHAREHOLDERS understand and acknowledge that the shares of QTTM common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and makes the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of SELLING SHAREHOLDERS as a purchaser of QTTM common stock:

         (a) The shares of QTTM common stock are being acquired solely for the account of SELLING SHAREHOLDERS, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the QTTM common stock acquired;

         (b) SELLING SHAREHOLDERS agree not to dispose of their QTTM common stock or any portion thereof unless and until counsel for QTTM shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder;

         (c) SELLING SHAREHOLDERS agree that the certificates evidencing the QTTM common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the QTTM common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

         (d) SELLING SHAREHOLDERS acknowledge that QTTM has made all records and documentation pertaining to QTTM common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of QTTM common stock, and any available information pertaining thereto, with the officers and directors of QTTM, and that all such questions and information requested have been answered by QTTM and its officers and directors to SELLING SHAREHOLDERS's satisfaction;

         (e) SELLING SHAREHOLDERS have carefully evaluated their financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and they have substantial knowledge and experience in financial, business and investment matters and is qualified as a sophisticated investor, and are capable of evaluating the merits and risks of this transaction; and they desire to acquire the QTTM common stock on the terms and conditions set forth;

         (f) SELLING SHAREHOLDERS are able to bear the economic risk of an investment in the QTTM common stock; and

         (g) SELLING SHAREHOLDERS understand that an investment in the QTTM common stock is not liquid and SELLING SHAREHOLDERS have no need for liquidity in this investment.

         3.20 Receipt of Relevant Information. SELLING SHAREHOLDERS and SOFTGUARD have received from QTTM all financial and other information concerning QTTM and its promoters, officers and directors, including, but not limited to Prospectus dated June 30, 1993, Annual Report on Form 10-K for the year ended December 31, 1997, Forms 10-Q for the quarters ended March 31, 1998, June 30, 1998, and September 30, 1998 and Forms 8-K dated April 17 and April 22, 1997, as filed with the Securities and Exchange Commission, and all other documents and information they have requested.

         3.21 Public "Shell" Corporation. SOFTGUARD and SELLING SHAREHOLDERS are aware that QTTM has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, SELLING SHAREHOLDERS and SOFTGUARD are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of QTTM, but the sole responsibility of the new officers and directors of QTTM. SELLING SHAREHOLDERS and SOFTGUARD are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.

         3.22 No Assurances or Warranties. SELLING SHAREHOLDERS and SOFTGUARD acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. SELLING SHAREHOLDERS and SOFTGUARD are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by QTTM, Capital General Corporation, or their officers, directors, affiliates or agents, as to the benefits to be derived by SELLING SHAREHOLDERS or SOFTGUARD in completing this transaction, nor have any of them made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.



                                   ARTICLE IV

               REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF QTTM

QTTM represents, agrees and warrants that:

         4.01 Organization. QTTM is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

         4.02 Capital. The authorized capital stock of QTTM consists of 25,000,000 shares of $.001 par value common stock of which 1,150,000 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable. All currently outstanding shares of QTTM common stock have been issued in compliance with applicable federal and state securities laws.

         4.03 Subsidiaries. QTTM has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

         4.04 Directors and Officers. Exhibit 4.04 to this Agreement contains the names and titles of all officers and directors of QTTM as of the date of this Agreement.

         4.05 Financial Statements. Exhibit 4.05 to this Agreement includes QTTM's audited financial statements as of December 31, 1997. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of QTTM as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

         4.06 Absence of Changes. Since the date of QTTM's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the ordinary




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course of business,  and the agreed to closing  adjustment of $75,000 to be paid by QTTM to Capital General Corporation as a finders fee.

         4.07 Absence of Undisclosed Liabilities. As of the date of QTTM's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

         4.08 Tax Returns. Within the times and in the manner prescribed by law, QTTM has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by QTTM.

         4.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, SOFTGUARD and/or its attorneys and SELLING SHAREHOLDERS shall have the opportunity to meet with QTTM's accountants and attorneys to discuss the financial condition of QTTM. QTTM shall make available to SOFTGUARD and/or its attorneys and SELLING SHAREHOLDERS all books and records of QTTM.

         4.10 Patents, Trade Names and Rights. QTTM does not use any patents, trade marks, service marks, trade names or copyrights in its business.

         4.11 Compliance with Laws. QTTM has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties, securities or the operation of its business.

         4.12 Litigation. QTTM is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. QTTM is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

         4.13 Authority. The Board of Directors of QTTM has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

         4.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by QTTM and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

         4.15 Full Disclosure. None of the representations and warranties made by QTTM herein, or in any exhibit, certificate or memorandum furnished or to be furnished by QTTM or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

         4.16 Assets. QTTM has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 4.05

         4.17 Indemnification. QTTM agrees to indemnify, defend and hold SOFTGUARD and its officers and directors and SELLING SHAREHOLDERS harmless against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, incurred or suffered, which arise out of, result from or relate to any breach of this Agreement, or failure by QTTM to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

         4.18 Validity of QTTM Shares. The shares of QTTM $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable under Nevada law.

                                    ARTICLE V

                            ACTIONS PRIOR TO CLOSING

         5.01 Investigative Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

         5.02 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of




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



business.

                                   ARTICLE VI

                                     CLOSING

         6.01 Closing. The closing (the "Closing") of this transaction shall be held at the offices of QTTM, or such other place as shall be mutually agreed upon, on or before January 12, 1999. (the "Closing Date"):

         (a) QTTM shall issue 7,650,000 shares of its $.001 par value common stock in a certificate or certificates representing such shares.

         (b) SELLING SHAREHOLDERS shall deliver the certificates representing 100% of the shares of SOFTGUARD common stock (7,650,000 shares).

         (c) QTTM shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;

         (d) SOFTGUARD shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein;

         (e) QTTM's existing Board of Directors will (i) elect two new directors, as named by SELLING SHAREHOLDERS to act as officers and directors of QTTM in the capacities set forth in Exhibit 6.01 and (ii) the two current directors will resign their positions with QTTM effective the Closing Date.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

         7.02 No Oral Change. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

         7.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

         7.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         7.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

         7.06 Choice of Law/Arbitration. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

         7.07 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         7.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:


QUANTITATIVE METHODS CORPORATION:
3098 So. Highland Drive, Suite 460
Salt Lake City, Utah 84106

SOFTGUARD ENTERPRISES INC. and SELLING SHAREHOLDERS:
c/o Robert L.Seaman
515 Madison Avenue, Suite 3200
New York, NY 10022

         7.09 Expenses. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

         7.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

         7.11 Further Documents. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


                           QUANTITATIVE METHODS CORPORATION


                            ----------------------------
                            Krista Nielson, President


                           SOFTGUARD ENTERPRISES INC.


                             ----------------------------
                              John Saba, President


                              SELLING SHAREHOLDERS:
                            (See attached Schedule A)



                               ----------------------------
                               Robert L. Seaman, Representative
                                 of the Selling Shareholders

                                  EXHIBIT 3.04
                             DIRECTORS AND OFFICERS
                                       OF
                           SOFTGUARD ENTERPRISES INC.

                       John Saba - President and Director

                Helga Leuthe - Secretary/Treasurer and Director

                                  EXHIBIT 3.05

                              FINANCIAL STATEMENTS
                                       OF
                                SOFTGUARD, S.A.

                              (Document Attached)

             (To be attached to an Amendment referred to in Item 7)

                                  EXHIBIT 4.04

                             DIRECTORS AND OFFICERS
                                       OF
                        QUANTITATIVE METHODS CORPORATION

                    Krista Nielson - President and Director

               Sasha Belliston - Secretary/Treasurer and Director

                                  EXHIBIT 4.05

                              FINANCIAL STATEMENTS
                                       OF
                        QUANTITATIVE METHODS CORPORATION

                              (Document Attached)

                                 SMITH & COMPANY
                          A PROFESSIONAL CORPORATION OF
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                   10 WEST 100 SOUTH, SUITE 700
AMERICAN INSTITUTE OF                         SALT LAKE CITY, UTAH 84101
     CERTIFIED PUBLIC ACCOUNTANTS             TELEPHONE: (801) 575-8297
UTAH ASSOCIATION OF                           FACSIMILE: (801) 575-8306
     CERTIFIED PUBLIC ACCOUNTANTS             E-MAIL: smith&co@smithandcocpa.com
--------------------------------------------------------------------------------


                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Quantitative Methods Corporation (A Development Stage Company)

We have audited the accompanying balance sheets of Quantitative Methods Corporation (a development stage company) as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 1997, 1996, and 1995, and for the period of July 26, 1990 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of Quantitative Methods Corporation (a development stage company) as of December 31, 1997 and 1996, and the results of its operations, changes in stockholders' equity, and its cash flows for the years ended December 31, 1997, 1996, and 1995, and for the period of July 26, 1990 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.


                                                    CERTIFIED PUBLIC ACCOUNTANTS


Salt Lake City, Utah
January 31, 1998

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)
                                 BALANCE SHEETS



                                                                                         12/31/97               12/31/96
                                                                                    -----------------      ------------------
              ASSETS
CURRENT ASSETS
          Cash in bank                                                              $          75,000      $           75,000
                                                                                    -----------------      ------------------

                TOTAL CURRENT ASSETS                                                           75,000                  75,000
                                                                                    -----------------      ------------------

                                                                                    $          75,000      $           75,000
                                                                                    =================      ==================

            LIABILITIES & EQUITY
CURRENT LIABILITIES
          Accounts payable                                                          $               0      $                0
                                                                                    -----------------      ------------------

                TOTAL CURRENT LIABILITIES                                                           0                       0

STOCKHOLDERS' EQUITY
            Common Stock $.001 par value:
            Authorized - 25,000,000 shares
            Issued and outstanding 1,150,000 shares                                             1,150                   1,150
            Additional paid-in capital                                                         74,850                  74,850
            Deficit accumulated during
              the development stage                                                            (1,000)                 (1,000)
                                                                                    -----------------      ------------------

                TOTAL STOCKHOLDERS' EQUITY                                                     75,000                  75,000
                                                                                    -----------------      ------------------

                                                                                    $          75,000      $           75,000
                                                                                    =================      ==================

See Notes to Financial Statements.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS



                                                                                                           7/26/90
                                                   Year               Year               Year             (Date of
                                                   ended              ended              ended          inception) to
                                                 12/31/97           12/31/96           12/31/95           12/31/97
                                             ---------------     --------------    ---------------    ----------------
Net sales                                    $             0    $             0    $             0    $              0
Cost of sales                                              0                  0                  0                   0
                                             ---------------     --------------    ---------------    ----------------

                       GROSS PROFIT                        0                  0                  0                   0

General & administrative
 expenses                                                  0                  0                  0               1,000
                                             ---------------     --------------    ---------------    ----------------

                           NET LOSS          $             0     $            0    $             0    $         (1,000)
                                             ===============     ==============    ===============    ================


Net income (loss) per weighted
 average share                               $           .00     $          .00    $           .00
                                             ===============     ==============    ===============


Weighted average number of
 common shares used to
 compute net income (loss)
 per weighted average share                        1,150,000          1,150,000          1,018,750
                                             ===============     ==============    ===============







See Notes to Financial Statements.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY



                                                                                                                  Deficit
                                                                                                                Accumulated
                                                            Common Stock                   Additional             During
                                                          Par Value $0.001                  Paid-in             Development
                                                  Shares                  Amount            Capital                Stage
                                                  ---------------    ---------------    ------------------    ---------------

Balances at 7/26/90
          (Date of inception)                                   0    $             0    $                0    $             0
          Issuance of common
              stock (restricted)
              at $.001 per share
              at 7/26/90                                1,000,000              1,000                                        0
          Net loss for period                                                                                          (1,000)
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/90                                    1,000,000              1,000                     0             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/91                                    1,000,000              1,000                     0             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/92                                    1,000,000              1,000                     0             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/93                                    1,000,000              1,000                     0             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/94                                    1,000,000              1,000                     0             (1,000)
          Issuance of common
              stock (restricted)
              at $.50 per share
              at 11/17/95                                 150,000                150                74,850
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/95                                    1,150,000              1,150                74,850             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------
Balances at 12/31/96                                    1,150,000              1,150                74,850             (1,000)
          Net income for year                                                                                               0
                                                  ---------------    ---------------    ------------------    ---------------

Balances at 12/31/97                                    1,150,000    $         1,150    $           74,850    $        (1,000)
                                                  ===============    ===============    ==================    ===============


See Notes to Financial Statements.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS



                                                                                                           7/26/90
                                                   Year               Year               Year             (Date of
                                                   ended              ended              ended            Inception) to
                                                 12/31/97           12/31/96           12/31/95           12/31/97
                                             ---------------     --------------    ---------------    ----------------
OPERATING ACTIVITIES
          Net income (loss)                  $             0     $            0    $             0    $         (1,000)
          Adjustments to reconcile
           net income (loss) to
           cash used by operating
           activities                                      0                  0                  0                   0
                                             ---------------     --------------    ---------------    ----------------

                       NET CASH USED BY
                       OPERATING ACTIVITIES                0                  0                  0              (1,000)

INVESTING ACTIVITIES                                       0                  0                  0                   0
                                             ---------------     --------------    ---------------    ----------------

                       NET CASH USED BY
                       INVESTING ACTIVITIES                0                  0                  0                   0

FINANCING ACTIVITIES
          Proceeds from sale of
           common stock                                    0                  0             75,000              76,000
                                             ---------------     --------------    ---------------    ----------------

                       NET CASH PROVIDED BY
                       FINANCING ACTIVITIES                0                  0             75,000              76,000
                                             ---------------     --------------    ---------------    ----------------

                       INCREASE IN CASH
                       AND CASH EQUIVALENTS                0                  0             75,000              75,000
          Cash and cash equivalents
          at beginning of year                        75,000             75,000                  0                   0
                                             ---------------     --------------    ---------------    ----------------

                     CASH & CASH EQUIVALENTS
                     AT END OF YEAR          $        75,000     $       75,000    $        75,000    $         75,000
                                             ===============     ==============    ===============    ================




See Notes to Financial Statements.

                        QUANTITATIVE METHODS CORPORATION
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
         Accounting Methods:
         The Company recognizes income and expenses based on the accrual method of accounting.

         Dividend Policy:
         The Company has not yet adopted any policy regarding payment of dividends.

         Income Taxes:
         The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

         In February, 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable. The Statement was applied in the Company's financial statements for the fiscal year commencing January 1, 1993.

         At December 31, 1997 a deferred tax asset has not been recorded due to the Company's lack of operations to provide income to use the net operating loss carryover of $1,000 which will expire December 31, 2005.

NOTE 2:  DEVELOPMENT STAGE COMPANY
         The Company was incorporated under the laws of the State of Nevada on July 26, 1990 and has been in the development stage since incorporation. The Company has entered into the business of marketing and promoting products and services of companies specializing in new patent technologies.

NOTE 3:  CAPITALIZATION
         On the date of incorporation, the Company sold 1,000,000 shares of its common stock to Capital General Corporation for $1,000 cash, for an average consideration of $.001 per share. On November 17, 1995, the Company sold an additional 150,000 shares of its common stock to
         Capital General Corporation for $75,000 cash, for an average consideration of $.50 per share. The Company's authorized stock includes 25,000,000 shares of common stock at $.001 par value.

NOTE 4:  RELATED PARTY TRANSACTIONS
         The Company neither owns nor leases any real property. Office services are provided, without charge, by Capital General Corporation. Such costs are immaterial to the financial statements, and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                                  EXHIBIT 6.01

                             DIRECTORS AND OFFICERS
                                (TO BE ELECTED)
                                       OF
                        QUANTITATIVE METHODS CORPORATION

             Robert L. Seaman - President and Chairman of the Board

                Helga Leuthe - Secretary/Treasurer and Director

                                                                    EXHIBIT "B"


                             R E S I G N A T I O N S


January 12, 1999

The Board of Directors
Quantitative Methods Corporation

Ladies and Gentlemen:

         The undersigned hereby resign as directors and officers of Quantitative Methods Corporation, a Nevada corporation, effective immediately.

                                    Very truly yours,



                                    -------------------------------------------
                                    Krista Nielson



                                    -------------------------------------------
                                    Sasha Belliston